AppFolio, Inc. Announces Third Quarter 2025 Financial Results

Strong unit and revenue growth driven by customer acquisition, expansion, and Realm-X adoption through premium tiers and value added services

SANTA BARBARA, Calif., October 30, 2025 -- AppFolio, Inc. (NASDAQ: APPF) ("AppFolio" or the "Company"), a technology leader powering the future of the real estate industry, today announced its financial results for the third quarter ended September 30, 2025.

"I'm pleased with our third quarter results, as we continue to win in the market. We are expanding the value we deliver to our existing customers while effectively capturing new market share," said Shane Trigg, President and CEO. "Our Performance Platform, built on an AI-native architecture, drives real performance outcomes. By embracing our innovations, customers are seeing everyone in their ecosystem thrive. Our success is aligned to our customers' success, and this quarter reflects that our customers are winning."

Financial Highlights for Third Quarter of 2025
•Revenue grew 21% year-over-year to $249 million.
•Total units under management grew 7% year-over-year to 9.1 million.
•GAAP operating income was $35 million, or 14.1% of revenue, compared to operating income of $43 million, or 20.7% of revenue in Q3 2024.
•Non-GAAP operating income was $59 million, or 23.5% of revenue, compared to non-GAAP operating income of $59 million, or 28.7% of revenue, in Q3 2024.
•Net cash provided by operating activities was $86 million, or 34.5% of revenue, compared to $58 million, or 28.1% of revenue, in Q3 2024.

Financial Outlook
Based on information available as of October 30, 2025, AppFolio's outlook for fiscal year 2025 follows:
•Full year revenue is expected to be in the range of $945 million to $950 million.
•Full year non-GAAP operating margin as a percentage of revenue is expected to be in the range of 23.5% to 24.5%.
•Diluted weighted average shares outstanding are expected to be approximately 36 million for the full year.

Conference Call Information
As previously announced, the Company will host a conference call today, October 30, 2025, at 2:00 p.m. Pacific Time (PT), 5:00 p.m. Eastern Time (ET), to discuss the Company’s third quarter financial results. A live webcast of the call will be available at: https://edge.media-server.com/mmc/p/Ksw66h7s/. To access the call by phone, please go to the following link: https://register-conf.media-server.com/register/BIea6cb65f31dc40be9de34783fcefbaf4, and you will be provided with dial in details. A replay of the webcast will also be available for a limited time on AppFolio’s Investor Relations website at https://ir.appfolioinc.com/news-events/events.

The Company also provides announcements regarding its financial results and other matters, including SEC filings, investor events, and press releases, on its Investor Relations website at https://ir.appfolioinc.com/, as a means of disclosing material nonpublic information and for complying with AppFolio's disclosure obligations under Regulation FD.

About AppFolio
AppFolio is a technology leader powering the future of the real estate industry. Our innovative platform and trusted partnership enable our customers to connect communities, increase operational efficiency, and grow their business. For more information about AppFolio, visit ir.appfolioinc.com.

Investor Relations Contact:
Lori Barker
ir@appfolio.com

Use of Non-GAAP Financial Measures
Reconciliations of current and historical non-GAAP financial measures to AppFolio’s financial results as determined in accordance with GAAP are included at the end of this press release following the accompanying financial data. For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see the section of the tables entitled “Statement Regarding the Use of Non-GAAP Financial Measures.”

AppFolio is unable, at this time, to provide GAAP equivalent guidance measures on a forward-looking basis for non-GAAP operating margin because certain items that impact this measure are uncertain, out of our control, or cannot be reasonably predicted, such as charges related to stock-based compensation expense. The effect of these excluded items may be significant.

Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, which statements are subject to considerable risks and uncertainties. Forward-looking statements include all statements that are not statements of historical fact contained in this press release, and can be identified by words such as “anticipates,” “believes,” “could,” “estimates,” “expects,” “intends,” “may,” “plans,” “potential,” “future’” “predicts, “projects,” “target,” “seeks,” “contemplates,” “should,” “will,” “would” or similar expressions and the negatives of those expressions. In particular, forward-looking statements contained in this press release relate to future operating results and financial position, including the Company's fiscal year 2025 financial outlook, anticipated future expenses and investments, the Company's business opportunities, the impact of the Company's strategic actions and initiatives, the potential benefits and effect of the Company's AI-powered solutions, and their impact on the Company’s plans, objectives, expectations and capabilities.

Forward-looking statements represent AppFolio's current beliefs and expectations based on information currently available and speak only as of the date the statement is made. Forward-looking statements are subject to numerous known and unknown risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. The risks, uncertainties and other factors that may cause the Company's actual results, performance or achievements to materially differ from those expressed or implied by these forward-looking statements include those risks, uncertainties and other factors described in the section entitled “Risk Factors” in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024, which was filed with the SEC on February 6, 2025, as such risk factors may be updated from time to time in our subsequent filings with the SEC, and the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s most recently filed Annual Report on Form 10-K or Quarterly Report on Form 10-Q, as well as in the Company's other filings with the SEC. You should read this press release with the understanding that the Company's actual future results may be materially different from the results expressed or implied by these forward-looking statements.

The Company undertakes no obligation to update any forward-looking statements made in this press release to reflect events or circumstances after the date of this press release or to reflect new information or the occurrence of unanticipated events, except as required by law.

CONDENSED CONSOLIDATED BALANCE SHEETS
(UNAUDITED)
(in thousands)

	September 30, 2025	December 31, 2024
Assets
Current assets
Cash and cash equivalents	$76,093	$42,504
Investment securities—current	124,056	235,745
Accounts receivable, net	34,346	24,346
Prepaid expenses and other current assets	68,269	32,807
Total current assets	302,764	335,402
Property and equipment, net	22,901	24,483
Operating lease right-of-use assets	16,620	17,472
Capitalized software development costs, net	11,679	15,429
Goodwill	96,410	96,410
Intangible assets, net	41,384	49,057
Deferred income taxes	59,792	76,910
Long-term investments	77,033	2,033
Other long-term assets	11,882	9,482
Total assets	$640,465	$626,678
Liabilities and Stockholders’ Equity
Current liabilities
Accounts payable	$4,112	$2,378
Accrued employee expenses	52,321	30,157
Accrued expenses	19,224	14,658
Other current liabilities	24,775	16,087
Total current liabilities	100,432	63,280
Operating lease liabilities	34,533	37,476
Other liabilities	6,632	6,632
Total liabilities	141,597	107,388
Stockholders’ equity	498,868	519,290
Total liabilities and stockholders’ equity	$640,465	$626,678

CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(UNAUDITED)
(in thousands, except per share amounts)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Revenue(1)	$249,353	$205,733	$702,630	$590,538
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)(2)	91,476	71,631	254,801	205,878
Sales and marketing(2)	35,912	25,406	103,745	77,161
Research and product development(2)	54,037	40,662	144,469	118,079
General and administrative(2)	27,446	21,139	72,733	62,525
Depreciation and amortization	5,436	4,327	17,541	14,209
Total costs and operating expenses	214,307	163,165	593,289	477,852
Income from operations	35,046	42,568	109,341	112,686
Other (loss)/income, net	(4)	—	41	—
Interest income, net	1,690	4,014	6,109	10,482
Income before provision for income taxes	36,732	46,582	115,491	123,168
Provision for income taxes	3,086	13,576	14,482	21,834
Net income	$33,646	$33,006	$101,009	$101,334
Net income per common share:
Basic	$0.94	$0.91	$2.80	$2.80
Diluted	$0.93	$0.90	$2.78	$2.76
Weighted average common shares outstanding
Basic	35,889	36,306	36,036	36,211
Diluted	36,259	36,756	36,368	36,752
(1) The following table presents our revenue categories:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Core solutions	$53,752	$46,030	$155,738	$132,974
Value Added Services	192,092	157,726	536,943	451,677
Other	3,509	1,977	9,949	5,887
Total revenue	$249,353	$205,733	$702,630	$590,538

(2) Includes stock-based compensation expense as follows:

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Costs and operating expenses:
Cost of revenue (exclusive of depreciation and amortization)	$1,241	$1,126	$3,947	$3,261
Sales and marketing	3,443	2,071	9,336	5,284
Research and product development	9,076	7,471	24,182	19,625
General and administrative	7,033	5,367	17,998	16,133
Total stock-based compensation expense	$20,793	$16,035	$55,463	$44,303

CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS (UNAUDITED) (in thousands)
	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Cash from operating activities
Net income	$33,646	$33,006	$101,009	$101,334
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	5,436	4,326	17,541	14,207
Amortization of operating lease right-of-use assets	517	488	1,525	1,541
Amortization of costs capitalized to obtain revenue contracts, net	2,768	2,486	8,187	7,471
Deferred income taxes	30,303	—	17,118	—
Stock-based compensation, including as amortized	20,793	16,035	55,463	44,304
Other	(233)	(2,141)	(1,281)	(6,146)
Changes in operating assets and liabilities:
Accounts receivable	(1,803)	110	(10,000)	(4,872)
Prepaid expenses and other assets	(4,251)	(6,532)	(15,677)	(6,360)
Accounts payable	894	(728)	1,746	(291)
Operating lease liabilities	(1,075)	(1,778)	(3,177)	(3,196)
Accrued expenses and other liabilities	(988)	12,498	4,661	3,601
Net cash provided by operating activities	86,007	57,770	177,115	151,593
Cash from investing activities
Purchases of available-for-sale investments	(102,541)	(113,780)	(166,575)	(265,319)
Proceeds from sales of available-for-sale investments	—	—	202,662	—
Proceeds from maturities of available-for-sale investments	32,800	69,300	76,620	163,755
Purchases of property and equipment	(1,336)	(363)	(1,841)	(1,821)
Capitalization of software development costs	(936)	(1,583)	(2,414)	(4,112)
Purchases of long-term investments	—	—	(75,000)	—
Cash paid in business acquisition, net of cash acquired	—	—	(906)	—
Net cash (used in) provided by investing activities	(72,013)	(46,426)	32,546	(107,497)
Cash from financing activities
Proceeds from stock option exercises	2	15	130	3,913
Tax withholding for net share settlement	(12,332)	(8,581)	(31,430)	(35,101)
Proceeds from the issuance of common stock under the employee stock purchase plan	951	—	951	—
Purchase of common stock	—	—	(145,723)	—
Net cash used in financing activities	(11,379)	(8,566)	(176,072)	(31,188)
Net increase in cash, cash equivalents and restricted cash	2,615	2,778	33,589	12,908
Cash, cash equivalents and restricted cash
Beginning of period	73,728	59,889	42,754	49,759
End of period	$76,343	$62,667	$76,343	$62,667

RECONCILIATION FROM GAAP TO NON-GAAP RESULTS
(UNAUDITED)
(in thousands, except per share data)

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Costs and operating expenses:
GAAP cost of revenue (exclusive of depreciation and amortization)	$91,476	$71,631	$254,801	$205,878
Stock-based compensation expense	(1,241)	(1,126)	(3,947)	(3,261)
Non-GAAP cost of revenue (exclusive of depreciation and amortization)	$90,235	$70,505	$250,854	$202,617
GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	37%	35%	36%	35%
Non-GAAP cost of revenue (exclusive of depreciation and amortization) as a percentage of revenue	36%	34%	36%	34%

GAAP sales and marketing	$35,912	$25,406	$103,745	$77,161
Stock-based compensation expense	(3,443)	(2,071)	(9,336)	(5,284)
Non-GAAP sales and marketing	$32,469	$23,335	$94,409	$71,877
GAAP sales and marketing as a percentage of revenue	14%	12%	15%	13%
Non-GAAP sales and marketing as a percentage of revenue	13%	11%	13%	12%

GAAP research and product development	$54,037	$40,662	$144,469	$118,079
Stock-based compensation expense	(9,076)	(7,471)	(24,182)	(19,625)
Non-GAAP research and product development	$44,961	$33,191	$120,287	$98,454
GAAP research and product development as a percentage of revenue	22%	20%	21%	20%
Non-GAAP research and product development as a percentage of revenue	18%	16%	17%	17%

GAAP general and administrative	$27,446	$21,139	$72,733	$62,525
Stock-based compensation expense	(7,033)	(5,367)	(17,998)	(16,133)
Non-GAAP general and administrative	$20,413	$15,772	$54,735	$46,392
GAAP general and administrative as a percentage of revenue	11%	10%	10%	11%
Non-GAAP general and administrative as a percentage of revenue	8%	8%	8%	8%

GAAP depreciation and amortization	$5,436	$4,327	$17,541	$14,209
Amortization of stock-based compensation capitalized in software development costs	(241)	(414)	(723)	(1,404)
Amortization of purchased intangibles	(2,558)	(118)	(7,673)	(355)
Non-GAAP depreciation and amortization	$2,637	$3,795	$9,145	$12,450
GAAP depreciation and amortization as a percentage of revenue	2%	2%	2%	2%
Non-GAAP depreciation and amortization as a percentage of revenue	1%	2%	1%	2%

	Three Months Ended September 30,		Nine Months Ended September 30,
	2025	2024	2025	2024
Income from operations:
GAAP income from operations	$35,046	$42,568	$109,341	$112,686
Stock-based compensation expense	20,793	16,035	55,463	44,303
Amortization of stock-based compensation capitalized in software development costs	241	414	723	1,404
Amortization of purchased intangibles	2,558	118	7,673	355
Non-GAAP income from operations	$58,638	$59,135	$173,200	$158,748

Operating margin:
GAAP operating margin	14.1%	20.7%	15.6%	19.1%
Stock-based compensation expense as a percentage of revenue	8.3	7.7	7.9	7.5
Amortization of stock-based compensation capitalized in software development costs as a percentage of revenue	0.1	0.2	0.1	0.2
Amortization of purchased intangibles as a percentage of revenue	1.0	0.1	1.1	0.1
Non-GAAP operating margin	23.5%	28.7%	24.7%	26.9%

Net income (loss):
GAAP net income	$33,646	$33,006	$101,009	$101,334
Stock-based compensation expense	20,793	16,035	55,463	44,303
Amortization of stock-based compensation capitalized in software development costs	241	414	723	1,404
Amortization of purchased intangibles	2,558	118	7,673	355
Income tax effect of adjustments	(9,582)	(2,211)	(23,182)	(20,474)
Non-GAAP net income	$47,656	$47,362	$141,686	$126,922

Net income per share, basic:
GAAP net income per share, basic	$0.94	$0.91	$2.80	$2.80
Non-GAAP adjustments to net income	0.39	0.39	1.13	0.71
Non-GAAP net income per share, basic	$1.33	$1.30	$3.93	$3.51

Net income per share, diluted:
GAAP net income per share, diluted	$0.93	$0.90	$2.78	$2.76
Non-GAAP adjustments to net income	0.38	0.39	1.12	0.69
Non-GAAP net income per share, diluted	$1.31	$1.29	$3.90	$3.45

Weighted-average shares used in GAAP and non-GAAP per share calculation
Basic	35,889	36,306	36,036	36,211
Diluted	36,259	36,756	36,368	36,752

Statement Regarding the Use of Non-GAAP Financial Measures

We use the following non-GAAP financial measures in addition to, and not as a substitute for, or superior to, financial measures calculated in accordance with GAAP.

•Non-GAAP presentation of income from operations, costs and operating expenses, operating margin, net income, and net income per share. These measures exclude certain non-cash or non-recurring items, including stock-based compensation expense, amortization of stock-based compensation capitalized in software development costs, amortization of purchased intangibles, and the related income tax effect of these adjustments, as applicable and described below. Non-GAAP operating margin is calculated as non-GAAP operating income from operations as a percentage of revenue.

We use each of these non-GAAP financial measures internally to assess and compare operating results across reporting periods, for internal budgeting and forecasting purposes, and to evaluate our financial performance. We believe these non-GAAP financial measures also provide useful supplemental information to investors and facilitate the analysis of our operating results and comparison of operating results across reporting periods.

In particular, we believe these non-GAAP financial measures are useful to investors and others in assessing our operating performance due to the following factors:

•Stock-based compensation expense and amortization of stock-based compensation capitalized in software development costs. We utilize stock-based compensation to attract and retain employees. It is principally aimed at aligning their interests with those of our stockholders while ensuring long-term retention, rather than to address operational performance for any particular period. As a result, stock-based compensation expenses vary for reasons that are generally unrelated to financial and operational performance in any particular period.

•Amortization of purchased intangibles. We view amortization of purchased intangible assets as items arising from pre-acquisition activities determined at the time of an acquisition. While these intangible assets are evaluated for impairment regularly, amortization of the cost of purchased intangibles is an expense that is not typically affected by operations during any particular period.

•Income tax effects of adjustments. We utilize a fixed long-term projected tax rate in our computation of non-GAAP income tax effects to provide better consistency across interim reporting periods. In projecting this long-term non-GAAP tax rate, we utilize a financial projection that excludes the direct impact of other non-GAAP adjustments. The projected rate, which we have determined to be 21% and 25% for 2025 and 2024, respectively, considers other factors such as our current operating structure, existing tax positions in various jurisdictions, and key legislation in major jurisdictions where we operate. We periodically re-evaluate this tax rate, as necessary, for significant events, based on relevant tax law changes, and material changes in the forecasted geographic earnings mix.

Our non-GAAP financial measures may not provide information that is directly comparable to that provided by other companies in our industry, as other companies may calculate non-GAAP financial results differently. In addition, there are limitations in using non-GAAP financial measures because non-GAAP financial measures are not prepared in accordance with GAAP and can exclude expenses that may have a material impact on our reported financial results. As such, non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. A reconciliation of the historical non-GAAP financial measures to their most directly comparable GAAP measures has been provided in the tables above. We encourage investors to review the reconciliation of these historical non-GAAP financial measures to their most directly comparable GAAP financial measures.

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